UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): January 29, 2007

                             TRIARC COMPANIES, INC.
                --------------------------------------------------
              (Exact name of registrant as specified in its charter)


  DELAWARE                       1-2207                     38-0471180
  -----------------              --------------             --------------
  (State or Other                (Commission                (I.R.S. Employer
   Jurisdiction of                File Number)               Identification No.)
   Incorporation)

   280 Park Avenue
   New York, NY                                            10017
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   (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number, including area code:   (212) 451-3000

                                  N/A
   ----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.


     On April 28, 2006, Triarc Companies, Inc. (the "Company") entered into a letter agreement (the "Agreement") with Francis T. McCarron, the Company's Executive Vice President and Chief Financial Officer, pursuant to which Mr. McCarron will be entitled to receive certain benefits in the event Mr. McCarron's employment is terminated by the Company without "cause," or by Mr. McCarron for certain specified reasons (including for "good reason" which includes a "change of control," as such terms are defined in the Agreement). Under the Agreement, in the event that any benefit paid to Mr. McCarron becomes subject to excise tax imposed under Section 4999 of the Code, the Company will indemnify Mr. McCarron for up to $1,000,000 of excise tax so that Mr. McCarron will be in the same after-tax position as if such amount of excise tax had not been imposed. On January 29, 2007, the Company and Mr. McCarron entered into Amendment No. 1 to Letter Agreement (the "Amendment") pursuant to which the amount of the foregoing indemnity was increased to $1,500,000.

     The foregoing description of the Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which has been filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated May 2, 2006, and to the Amendment, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)           Exhibits

10.1 Amendment No. 1 to Letter Agreement dated as of January 29, 2007 between Triarc Companies, Inc. and Francis T. McCarron.
10.2 Letter Agreement dated January 18, 2007 between Arby's Restaurant Group, Inc. and Roland C. Smith.
10.3 Amendment No. 1 to Employment Agreement dated as of December 18, 2006 between Triarc Companies, Inc. and Brian L. Schorr.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRIARC COMPANIES, INC.


                                     By: /s/STUART ROSEN
                                        ------------------------------
                                        Senior Vice President and
                                        Associate General Counsel

Dated: February 1, 2007

                                  EXHIBIT INDEX

Exhibit                         Description
-------                         -----------

10.1 Amendment No. 1 to Letter Agreement dated as of January 29, 2007 between Triarc Companies, Inc. and Francis T. McCarron.
10.2 Letter Agreement dated January 18, 2007 between Arby's Restaurant Group, Inc. and Roland C. Smith.
10.3 Amendment No. 1 to Employment Agreement dated as of December 18, 2006 between Triarc Companies, Inc. and Brian L. Schorr.